Exhibit 99.1
                                                                    ------------
FOR  IMMEDIATE  RELEASE


        VSOURCE INC. ANNOUNCES RESUMPTION OF "VSRC" AS ITS TRADING SYMBOL


VENTURA, CALIF., OCT. 19, 2001 -Vsource Inc. (NASDAQ:VSRCE), a market leader in providing customized Business Process Outsourcing (BPO) and Distribution Services in Asia-Pacific, announced that it has been informed by Nasdaq that on Thursday, Oct. 18, 2001, Nasdaq resumed using "VSRC" as the company's trading symbol. Nasdaq had changed Vsource's trading symbol to "VSRCE" on Sept. 24, 2001 after the company was delinquent filing its Form 10-Q for the quarterly period ended July 31, 2001. The company subsequently filed the Form 10-Q on Sept. 26, 2001, and an amendment to the Form 10-Q on Oct. 5, 2001.

The removal of the "e" from the company's trading symbol indicates that the filing delinquency is no longer an issue before the Nasdaq Listing Qualifications Panel (the "Panel") that is considering the listing status of the company's Common Stock on the Nasdaq National Market System (the "Nasdaq NMS"). However, the Panel is still considering, and has not yet ruled on, whether the company meets Nasdaq's net tangible asset test or whether its acquisition of substantially all of the assets of NetCel360 Holdings Limited constituted a "reverse merger". There can be no assurances that the company will receive a favorable outcome with respect to these issues. If the Panel rules against the company on either of these remaining issues, it could be required to submit a new listing application and meet all initial Nasdaq national market listing criteria. If the company were required to reapply for a Nasdaq NMS listing, it could not currently meet all of these listing requirements. Vsource's oral hearing before the Panel regarding these issues was held on Sept. 28, 2001.

About  Vsource
--------------

Vsource Inc., based in Ventura Calif., focuses on providing Business Process Outsourcing (BPO) and Distribution Services to Fortune 500 and Global 2000 organizations wanting to expand into or across Asia-Pacific or streamline their existing operations into the region. Vsource's range of services and infrastructure include traditional BPO services: Payroll and Financial Services, Customer Relationship Management (CRM) and Supply Chain Management (SCM), as well as Distribution Services, which include Sales and Marketing Services, Market Research and Operations Solutions. Vsource has offices in Hong Kong, Singapore, Malaysia (including a 39,000-square-foot-customer center), the United States and Japan. Vsource's customers include Gateway, AIG, EMC, Network Appliance, Cosine Communications, Credit Suisse First Boston, HSBC Investment Bank Asia, Miller Freeman, and other Fortune 500/Global 2000 companies.

For  more  information,  visit  the  company's  Web  site:  www.vsource.com

Forward  Looking  Statements
----------------------------

Some of the statements in this document constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other


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factors  that  may  cause  actual  results,  levels  of activity, performance or achievements to be materially different from any future results, levels of activity, performance and achievements expressed or implied by these forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, there is no guarantee that future results, levels of activity, performance or achievements will be attained. Moreover, neither management nor any other person assumes responsibility for the accuracy and completeness of these statements.

---------------------------------------
|  CONTACTS:                          |
|  Media  and  Investor  Relations    |
|  Hilary  Kaye  Associates           |
|  Paul  Lieber  or  Hilary  Kaye     |
|  P.  714/426/0444                   |
|  plieber@hkamarcom.com              |
|  ---------------------              |
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